                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [X]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

  [ ]  Definitive Proxy Statement

  [ ]  Definitive Additional Materials

  [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                         NORTHERN INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

  (5)  Total fee paid:

--------------------------------------------------------------------------------

  [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

  (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

  (3)  Filing Party:

--------------------------------------------------------------------------------


  (4)  Date Filed:

--------------------------------------------------------------------------------

                              [PRELIMINARY COPY]

                         NORTHERN INSTITUTIONAL FUNDS

                                                               January   , 2000

Dear Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders of Northern Institutional Funds (the "Trust"), to be held on March 21, 2000 at 9:30 a.m., Chicago time, at the offices of [address].

  At this important meeting, you will be asked to consider and take action on the election of Trustees (Proposal 1) and the ratification of the selection of independent public auditors, Ernst & Young LLP (Proposal 2). In addition, as described more fully in the Proxy Statement, you will be asked to approve certain amendments relating to the fundamental investment policies of the Trust's investment portfolios (the "Portfolios") (Proposals 3 (A)-(F). We believe that these proposals are important and will allow us to improve the Portfolios' operations.

  Proposals 3 (A)-(F) recommend amendments that are intended to modernize, standardize and clarify certain of the Portfolios' fundamental investment policies.

  You should carefully read the Proxy Statement, which discusses each Proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached, and a form of Proxy is enclosed for your use for each Portfolio in which you are invested.

  The Trustees have unanimously recommended that Shareholders approve each Proposal to be acted upon at the Meeting.

  The continuing interest of Shareholders in the affairs of the Portfolios is gratefully acknowledged. Whether or not you expect to attend the meeting, it is important that your Shares be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals contained in the Proxy Statement.

                                          Sincerely,

                                          [Name and Title]

ATTENTION INVESTMENT MANAGERS: If you have the authority to vote Shares of the Portfolio(s) to which these proxy materials relate, please vote. If you do not have this authority, please forward these materials to your client at your earliest convenience. The Northern Institutional Funds offer investors access to the institutional investment advisory services of The Northern Trust Company and Northern Trust Quantitative Advisers, Inc. The Northern Trust Company also serves as co-administrator, custodian and transfer agent to The Northern Institutional Funds.

                              [PRELIMINARY COPY]

                         NORTHERN INSTITUTIONAL FUNDS

 Money Market Portfolios    Fixed Income Portfolios       Equity Portfolios
    Government Select           U.S. Government        Equity Index Portfolio
        Portfolio            Securities Portfolio        Diversified Growth
  Government Portfolio      Short-Intermediate Bond           Portfolio
   Diversified Assets              Portfolio          Focused Growth Portfolio
        Portfolio              Intermediate Bond      Mid Cap Growth Portfolio
  Tax-Exempt Portfolio             Portfolio             Small Company Index
   Municipal Portfolio        U.S. Treasury Index             Portfolio
                                   Portfolio            Small Company Growth
                                Bond Portfolio                Portfolio
                              International Bond        International Equity
                                   Portfolio               Index Portfolio
                                                        International Growth
                                                              Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 21, 2000

  A Special Meeting of Shareholders (the "Meeting") of each investment portfolio referred to above (the "Portfolios") of Northern Institutional Funds (the "Trust") will be held on March 21, 2000, at 9:30 a.m. (Chicago time) at the offices of [location] for the following purposes:

    (1) With respect to the Trust, to elect twelve Trustees;

    (2) With respect to the Trust, to ratify or reject the selection of Ernst & Young LLP as independent auditors of the Trust for the fiscal year ending November 30, 2000;

    (3) With respect to each Portfolio (except the Mid Cap Growth Portfolio), to approve amendments to the Portfolio's fundamental investment policies; and

    (4) To transact such other business as may properly come before the Meeting and any adjournment thereof.

  YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO THE TRUST AND YOUR PORTFOLIO(S).

  Shareholders of record of each Portfolio at the close of business on January 25, 2000 will be entitled to vote at the Meeting or any adjournment. The Proxy Statement and Proxy Card(s) are being mailed to Shareholders on or about
January   , 2000.

  It is important that you return your signed and dated Proxy Card(s) promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                          By Order of the Board of Trustees
                                          of Northern Institutional Funds

                                          Linda J. Hoard
                                          Secretary

January   , 2000

  Please complete, date and sign the Proxy Card(s) for the Shares held by you and return the Proxy Card(s) in the envelope provided so that your vote can be recorded. A Proxy Card is enclosed for each Portfolio in which you are invested. No postage is required if the envelope is mailed in the United States. Your prompt response may save the Trust the necessity and expense of further solicitations. If you attend the Meeting, you may vote your Shares in person.

                              [PRELIMINARY COPY]

                         NORTHERN INSTITUTIONAL FUNDS

    Money Market        Fixed Income Portfolios               Equity
     Portfolios        U.S. Government Securities             Portfolios
  Government Select            Portfolio              Equity Index Portfolio
      Portfolio         Short-Intermediate Bond         Diversified Growth
Government Portfolio           Portfolio                     Portfolio
 Diversified Assets   Intermediate Bond Portfolio    Focused Growth Portfolio
      Portfolio           U.S. Treasury Index        Mid Cap Growth Portfolio
Tax-Exempt Portfolio           Portfolio                Small Company Index
 Municipal Portfolio         Bond Portfolio                  Portfolio
                           International Bond          Small Company Growth
                               Portfolio                     Portfolio
                                                    International Equity Index
                                                             Portfolio
                                                       International Growth
                                                             Portfolio

                                PROXY STATEMENT

                                    GENERAL

  This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Trustees") of Northern Institutional Funds (the "Trust") to be used at a Special Meeting of Shareholders of the investment portfolios of the Trust listed above (the "Portfolios"). The Special Meeting will be held at the offices of [location], on March 21, 2000, at 9:30 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. The Special Meeting and any adjournment is referred to as the "Meeting."

  The Trustees have fixed the close of business on January 25, 2000 as the record date (the "Record Date") for determining the Shareholders of each Portfolio entitled to notice of and to vote at the Meeting. Shareholders of record of each Portfolio on the Record Date are entitled to one vote per Share at the Meeting.

  Appendix A sets forth the number of Shares of beneficial interest of each
Portfolio outstanding as of January   , 2000. Appendix B sets forth the
persons who owned beneficially more than 5% of the Shares of any Portfolio as of that date.

  Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company ("Northern Trust") and PFPC Inc. ("PFPC"), as well as by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Portfolios. Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting proxies.

  This Proxy Statement and accompanying Proxy(ies) are being first mailed to
Shareholders on or about January   , 2000.

  The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders who are being solicited with respect to each proposal. In connection with each of the matters set forth in the attached Notice of Meeting, each Portfolio will either vote together with the other Portfolios or separately as indicated. Classes of Shares representing in the same Portfolio do not have separate class voting rights on the proposals listed.

                        SUMMARY OF VOTING ON PROPOSALS

                     Proposal                    Shareholders Solicited
                     --------                    ----------------------
   1.        Election of twelve         The Trust with all Portfolios voting as a
             Trustees.                  single class.

   2.        Ratification of the        The Trust with all Portfolios voting as a
             selection of Ernst &       single class.
             Young LLP as independent
             auditors for the fiscal
             year ending November 30,
             2000.

   3.(A)-(F) Approval of amended        Each Portfolio (except the Mid Cap
             fundamental investment     Growth Portfolio) voting separately.
             policies.

  The Trust will furnish, without charge, copies of the Portfolios' November 30, 1999 Annual Shareholders Report to any Shareholder upon request addressed to Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by telephone at 1-800-595-9111.

                                  PROPOSAL 1

                             ELECTION OF TRUSTEES
                               (All Portfolios)

  The Northern Trust Company and Northern Trust Quantitative Advisers, Inc. serve as investment advisers to the Trust and to the Northern Funds, each a mutual fund group. Different individuals currently serve as the Trustees of the Trust and Northern Funds. The Trustees of the Trust and Northern Funds have determined that it would be in the best interest of these two fund groups for the same individuals to serve as the Trustees of both groups.

  Therefore, Shareholders will be asked at the Meeting to elect twelve Trustees, six of whom are currently Trustees of the Trust, five of whom are currently Trustees of Northern Funds and the twelfth is the President of Northern Trust Global Investments.

  Each elected Trustee will hold office for an indefinite term until the earliest of (1) the election of his or her successor; (2) the date a Trustee resigns, or a Trustee is removed by the Board of Trustees or Shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without Shareholder vote), on the last day of the fiscal year of the Trust (currently November 30) in which the Trustee attains the age of 72 years (except that Mr. Dixon will serve until [date]). Normally, there will be no meetings of Shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Additional Information--Shareholder Proposals." The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without Shareholder approval.

  All Shares represented by valid Proxies will be voted in the election of Trustees for each Nominee named below, unless authority to vote for a particular Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

Information Concerning Nominees

  The following table sets forth certain information about each Nominee, including each Nominee's principal occupation or employment during the past five years. Messrs. Cline, Condon, Dixon, Dolan, English, Springer and Strubel and Ms. Guthman are deemed "non-interested" persons of the Trust as defined in the 1940 Act (the "Non-Interested Trustees").

       Name, Age and        Principal Occupation or Employment During    First Became
   Positions With Trust                  Last Five Years                    Trustee
   --------------------     -----------------------------------------    ------------
 Richard G. Cline, 64      Chairman, Hawthorne Investors, Inc. (a            1997
  Trustee                  management advisory services and private
                           investment company) since January 1996;
                           Chairman, Hussman International, Inc. (a
                           refrigeration company) since 1998; Chairman
                           and Chief Executive Officer of NICOR Inc.
                           (a diversified public utility holding
                           company) from 1986 to 1995, and President,
                           1992-1993; Chairman, Federal Reserve Bank
                           of Chicago from 1992 to 1995, and Deputy
                           Chairman from 1995 to 1996. Director:
                           Whitman Corporation (a diversified holding
                           company); Kmart Corporation (a retailing
                           company); Ryerson Tull, Inc. (a metals
                           distribution company); and University of
                           Illinois Foundation.

 Edward J. Condon, Jr., 59 Chairman of The Paradigm Group, Ltd. (a           1994
  Trustee                  financial advisor) since July 1993; Vice
                           President and Treasurer of Sears, Roebuck
                           and Co. (a retail corporation) from
                           February 1989 to July 1993; Member of
                           Advisory Board of Real-Time USA, Inc.;
                           Member of the Board of Managers of The
                           Liberty Hampshire Company, LLC; Vice
                           Chairman and Director of Energenics L.L.C.
                           Director: University Eldercare, Inc.;
                           Financial Pacific Company. Trustee:
                           Dominican University.

 Wesley M. Dixon, Jr. 72   Director of Earl Kinship Capital              To be elected
  Proposed Trustee         Corporation since 1985; Vice Chairman and        in 2000
                           Director of G.D. Searle & Co. (manufacture
                           and sale of food products and
                           pharmaceuticals) from 1977 to 1983 and
                           President of G.D. Searle & Co. prior
                           thereto. Trustee: Northern Funds.

 William J. Dolan, Jr., 67 Partner of Arthur Andersen & Co. S.C.         To be elected
  Proposed Trustee         (accounting firm) from 1966 to 1989.             in 2000
                           Financial Consultant, Ernst & Young from
                           1992 to 1993 and 1997. Director: Household
                           Bank; First Central National Life Insurance
                           Company. Trustee: Northern Funds.

         Name, Age and             Principal Occupation or Employment During  First Became
      Positions With Trust                      Last Five Years                  Trustee
      --------------------         -----------------------------------------  ------------
John W. English, 66               Private Investor; Vice President and Chief      1994
 Trustee                          Investment Officer of The Ford Foundation
                                  (a charitable trust) from 1981 until 1993.
                                  Trustee: The China Fund, Inc.; Select
                                  Sector SPDR Trust; WM Funds; American Red
                                  Cross in Greater New York; Mote Marine
                                  Laboratory; and United Board for Christian
                                  Higher Education in Asia. Director:
                                  University of Iowa Foundation; Blanton-
                                  Peale Institutes of Religion and Health;
                                  Community Foundation of Sarasota County;
                                  Duke Management Company; John Ringling
                                  Centre Foundation.

Raymond E. George, Jr., 69*       Senior Vice President and Senior Fiduciary  To be elected
 Proposed Trustee                 Officer of The Northern Trust Company from     in 2000
                                  1990 until his retirement in October 1993.
                                  Trustee: Northern Funds.

Sandra Polk Guthman, 55           President and Chief Executive Officer of        1997
 Trustee                          Polk Bros. Foundation (an Illinois not-for-
                                  profit corporation) from 1993 to present;
                                  Director of Business Transformation from
                                  1992-1993, and Midwestern Director of
                                  Marketing from 1988-1992, IBM Corporation.
                                  Director: MBIA Insurance Corporation of
                                  Illinois; MB Financial Corp. (a stock
                                  savings and loan holding company).

Michael E. Murphy, 63**           President of Sara Lee Foundation since      To be elected
 Proposed Trustee                 November 1997; Vice Chairman and Chief         in 2000
                                  Administrative Officer of Sara Lee
                                  Corporation (consumer products) from
                                  November 1994 to October 1997; Vice
                                  Chairman and Chief Financial and
                                  Administrative Officer of Sara Lee
                                  Corporation from July 1993 to November
                                  1994. Director: Payless Shoe Source, Inc.;
                                  True North Communications, Inc.; American
                                  General Corporation; GATX Corporation;
                                  Bassett Furniture Industries, Inc. Trustee:
                                  Northern Funds.

Mary Jacobs Skinner, Esq., 42***  Partner in the law firm of Sidley & Austin. To be elected
 Proposed Trustee                 Trustee: Northern Funds.                       in 2000

William H. Springer, 70           Vice Chairman of Ameritech (a                   1984
 Trustee                          telecommunications holding company) from
                                  February 1987 until his retirement in
                                  August 1992; Vice Chairman, Chief Financial
                                  and Administrative Officer of Ameritech
                                  prior to 1987. Director: Walgreen Co. (a
                                  retail drug store business); Baker,
                                  Fentress & Co. (a closed-end, non-
                                  diversified management investment company).
                                  Trustee: Goldman Sachs Trust; Goldman Sachs
                                  Variable Insurance Trust.

   Name, Age and
  Positions With      Principal Occupation or Employment During  First Became
       Trust                       Last Five Years                  Trustee
  --------------      -----------------------------------------  ------------
Richard P. Strubel,  President and Chief Operating Officer,          1982
 60                  UNext.com since 1999; Managing Director of
 Trustee             Tandem Partners, Inc. (a privately held
                     management services firm) from 1990 to
                     1999; President and Chief Executive
                     Officer, Microdot, Inc. (a privately held
                     manufacturing firm) from 1984 to 1994.
                     Director: Gildan Activewear, Inc.;
                     Children's Memorial Medical Center.
                     Trustee: University of Chicago; Goldman
                     Sachs Trust; Goldman Sachs Variable
                     Insurance Trust.

Stephen B. Timbers,  President of Northern Trust Global          To be elected
 55****              Investments, Northern Trust Corporation        in 2000
 Proposed Trustee    since 1998; President, Chief Executive
                     Officer and Director of Zurich Kemper
                     Investments from 1996 to 1998; President,
                     Chief Operating Officer and Director of
                     Kemper Corporation from 1992 to 1996;
                     President and Director of Kemper Funds from
                     1990 to 1998. Director: LTV Corporation.

--------
  *Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
 **Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
 ***Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust.
****Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation.

  Messrs. Cline, George and Murphy have certain banking, custodial, investment management and financing arrangements with Northern Trust and its affiliates. Other Nominees and the organizations with which they are associated have had in the past, and may have in the future, similar arrangements. The Trust has been advised that such arrangements have been and are expected to be in the ordinary course of business and the term of such arrangements have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers.

  Appendix C sets forth information regarding the Shares of the Portfolios owned beneficially, directly or indirectly, by the Nominees and the officers of the Trust.

Information Concerning Meetings of Trustees and Committees

  Six meetings of the Trustees were held during the fiscal year ended November 30, 1999. No incumbent Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he or she was a member that were held during such year.

  The Board of Trustees has appointed an Audit Committee whose members are Mr. Condon and Mr. Strubel, who serves as Chairman. The functions performed by the Audit Committee are to: (1) consider matters pertaining to the Trust's books of account, financial records and internal accounting controls; (2) act as the principal liaison between the Board of Trustees and the Trust's independent auditors and make recommendations to the Board regarding the auditor's engagement and compensation; (3) ensure receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust; (4) meet with the independent auditors to review the scope and results of the audit; and (5) review annually the program established by the Trust and its service providers for monitoring compliance with their respective Codes of Ethics and internal conflict of interest guidelines. The Audit Committee held two meetings during the fiscal year ended November 30, 1999.

  The Board of Trustees also has a standing nominating committee consisting of all of the Non-Interested Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Non-Interested Trustees. The Nominating Committee has selected and nominated the Non-Interested Trustees who are Nominees for election at the meeting. The Board of Trustees, including the Non-Interested Trustees, are prepared to review nominations from Shareholders to fill any future vacancies of the Board in
written communications delivered to the Trust at its address on page   .

Remuneration of Trustees

  Trustees, other than Mr. Timbers (if elected), are entitled to remuneration for their services. Currently, the Chairman of the Board earns a quarterly retainer of $10,125 and each other Trustee earns a quarterly retainer of $6,750. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. In addition, each member of the Audit Committee earns a fee of $2,500 for each meeting attended and the Audit Committee Chairman earns a quarterly retainer of $1,500. These fees may be changed by the Trustees in the future at their discretion.

  The following table sets forth certain information about the compensation of each Trustee for the fiscal year ended November 30, 1999.

                                                                     Aggregate
                               Aggregate                            Compensation
                              Compensation  Pension or Retirement     from the
                                from the   Benefits Accrued as Part  Portfolio
Name of Trustee*               Portfolios   of Portfolio Expenses    Complex**
----------------              ------------ ------------------------ ------------
Richard G. Cline.............    39,500              $ 0               39,500
Edward J. Condon.............    44,500              $ 0               44,500
John W. English..............    39,500              $ 0               39,500
Sandra P. Guthman............    39,500              $ 0               39,500
William H. Springer..........    53,000              $ 0               53,000
Richard P. Strubel...........    50,500              $ 0               50,500

--------
   * This table does not include $44,500 paid during the fiscal year ended November 30, 1999 to a former Trustee who retired.
  **The Fund Complex includes the Trust and Northern Funds.

Officers

  The following table sets forth information with respect to the officers of the Trust. Each officer is elected by the Trustees. Each officer serves until his or her successor is duly elected by the Trustees or until his or her death, resignation, removal or disqualification.

 Name, Position and    Principal Occupation(s) During Past Five   First Became
 Age                                    Years                       Officer
 ------------------   -----------------------------------------   ------------
                      Senior Vice President for Distribution          1999
 Jylanne M. Dunne, 39 Services at PFPC, formerly First Data
  President           Investor Services Group, Inc.

 Richard H. Rose, 43  Vice President and Division Manager of          1999
  Vice President      Mutual Fund Administration at PFPC.

 Brian R. Curran, 32  Director of Fund Administration at PFPC         1999
  Treasurer           since 1997; Director of Fund
                      Administration at State Street Bank and
                      Trust Co. from February 1997 to October
                      1997; Senior Auditor at Price Waterhouse
                      L.L.P. February 1994 to February 1997.

                      Client Treasury Manager of Mutual Fund          1999
                      Administration at PFPC since 1997;
 Judith E. Clear, 33  Compliance Manager at Citizens Trust from
  Assistant Treasurer 1994 to 1996.

                          Principal Occupation(s) During Past     First Became
 Name, Position and Age                Five Years                   Officer
 ---------------------- ---------------------------------------   ------------
 Linda J. Hoard, 52     Counsel at PFPC since 1998; Attorney          1999
  Secretary             Consultant for Fidelity Investments,
                        Investors Bank & Trust Company and PFPC
                        from September 1994 to June 1998.

 Teresa M.R. Hamlin, 34 Counsel at PFPC since 1994; Paralegal         1999
  Assistant Secretary   Manager at The Boston Company Advisors
                        (an investment adviser) prior thereto.

 Therese Hogan, 36      Director of the State Regulation              1999
  Assistant Secretary   Department at PFPC.

  The Trust's officers are employees of PFPC, the Trust's co-administrator. Certain of these officers hold comparable positions with other investment companies for which PFPC or an affiliate provides administrative services. As a result of the responsibilities assumed by PFPC and the Trust's investment adviser, custodian and transfer agent, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE LISTED ABOVE.

Required Vote

  Because your Portfolio is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class in the election of Trustees. Election of each Nominee of the Trust requires a plurality of the Shares of the entire Trust voted at the Meeting. The twelve Nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted.

                                  PROPOSAL 2

        RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
                               (All Portfolios)

  As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent auditors for the Trust's fiscal year ending November 30, 2000 is to be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy will vote for Ernst & Young LLP, unless contrary instructions are given. If the selection of the Trust's independent auditors is not ratified by the Shareholders at the Meeting, the Board will reconsider such selection.

  The Trust's financial statements for the fiscal year ended November 30, 1999 were audited by Ernst & Young LLP. In connection with its audit, Ernst & Young LLP reviewed the Trust's annual reports to Shareholders and its filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.

  [At a meeting held on January 24, 2000, the Audit Committee of the Board of Trustees met with representatives of Ernst & Young LLP to review the services of the independent auditors. At a meeting on the same date, the Trustees unanimously selected Ernst & Young LLP as the Trust's independent auditors for its fiscal year ending November 30, 2000.] A representative of Ernst & Young LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the auditors, and the auditors have been given the opportunity to make a statement if they so desire.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT AUDITORS.

Required Vote

  Because your Portfolio is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class on the ratification of independent auditors. Ratification of the independent auditors of the Trust requires the approval of a majority of the Shares of the Trust present and entitled to be voted at the Meeting.

                              PROPOSALS 3(A)-(F)

         AMENDMENT OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES

General

  The Trustees recommend to Shareholders that they approve proposals to amend certain of the Portfolios' fundamental investment policies. These investment policies may be changed by a Portfolio only with the approval of a 1940 Act Majority (as defined below) of the outstanding Shares of that Portfolio.

  One reason for the proposals is to adopt insofar as possible a uniform statement of fundamental investment policies for the mutual funds advised by Northern Trust. This uniformity will facilitate comparison of different Portfolios' investment policies as well as administration of the policies. The proposals would also result in a clearer and simpler statement of these policies.

  Another reason for amending the Portfolios' investment policies is to delete restrictions that were adopted in response to state "Blue Sky" laws and regulations limiting certain types of investment company practices and investments. States no longer have the power to enforce these restrictions, and the elimination of the restrictions may increase investment management flexibility for the Portfolios.

  An additional reason for amending the Portfolios' investment policies is to provide the Portfolios the flexibility to implement an interfund lending program if the Trustees determine this is desirable in the future and, generally, to assure that the Portfolios have the maximum borrowing flexibility that is possible under the 1940 Act.

  The following is a summary of the proposed changes to the Portfolios' fundamental policies. The policies are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that Shareholders approve each of the Proposals.

                                 PROPOSAL 3(A)

                       INVESTMENT POLICY ON COMMODITIES
(All Portfolios except the Small Company Growth and Mid Cap Growth Portfolios)

  The 1940 Act requires that the Portfolios have a fundamental investment policy regarding investments in commodities. While the Portfolios do not invest in physical commodities or commodity contracts, the Portfolios (other than the Portfolios identified below) may enter into financial futures contracts, options on futures and, in certain cases, currency contracts. Any financial futures contract or related option is currently considered to be a commodity contract. As a result of the continuing development of new types of investment products, it is possible that other types of financial instruments may also be deemed to be commodity contracts in the future.

  Except for the Small Company Growth and Mid Cap Growth Portfolios (which currently have a policy like the one proposed below), the Portfolios' current fundamental investment policy regarding commodities provides that no Portfolio may purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio (other than the Government Select, Government, Diversified Assets, Tax-Exempt and Municipal Portfolios) may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and enter into futures contracts and related options and enter into forward currency contracts in accordance with its investment objectives and policies.

  The proposed amended fundamental investment policy is intended to provide a standardized policy for all of the Portfolios. It is also intended to ensure that the Trust's non-money market Portfolios are able to continue to enter into financial futures contracts and related options for hedging and other permissible purposes in the future, and to clarify that other types of financial instruments and contracts are permitted.

  In addition, the proposed policy eliminates the existing restriction regarding investments in oil, gas and other mineral exploration or development programs. This restriction was previously imposed by state law and is no longer required. Its elimination is not expected to have a material effect on the Portfolios' investment practices.

  As amended, each Portfolio's fundamental investment policy with respect to commodities would be as follows:

    The Portfolio may not invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

                                 PROPOSAL 3(B)

                 INVESTMENT POLICIES ON BORROWING AND LENDING
 (All Portfolios except the Municipal, Small Company Growth and Mid Cap Growth
                                  Portfolios)

  The Board of Trustees is recommending that Shareholders approve amendments to the Portfolios' fundamental investment policies on borrowing and lending to: (1) permit the Portfolios to implement an interfund lending program if and when approved by the Trustees and the SEC; and (2) ensure that the Portfolios have the maximum borrowing flexibility allowed by law. This proposal applies to each Portfolio except the Municipal, Small Company Growth and Mid Cap Growth Portfolios, which currently have policies like the ones proposed below.

  Interfund Lending Program. Under their current investment policies, the Portfolios are permitted to borrow from banks but not (with limited exceptions) from other Portfolios or persons. Under an interfund lending program, a Portfolio could borrow from other affiliated investment companies if it made good sense. For example, if available cash is insufficient to meet Shareholder redemptions, it may be advantageous for a Portfolio to borrow money for a short time instead of raising cash by selling portfolio securities, which could be disruptive to the Portfolio's investment strategy. In this circumstance, an interfund lending program could benefit a Portfolio by facilitating its flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements. In particular, a Portfolio needing cash may be able to obtain lower interest rates through an interfund lending program, and a Portfolio lending the cash may be able to obtain a higher interest rate than it may obtain on alternative short-term investments (such as the rates on repurchase agreements). In this manner, an interfund lending program could match the borrowing and lending needs of different Portfolios. Specifically, the interfund lending program could allow the Portfolios' investment adviser, on any given day, to match the Portfolios wishing to borrow money to satisfy redemption requests and the Portfolios with available money to lend. By arranging loans between the matched Portfolios instead of banks, the Portfolios may be able to borrow money more cost-effectively and lend money more profitably. Interfund lending would be permitted only if the terms are at least as favorable as the terms a Portfolio could otherwise negotiate with a third party and if a transaction is conducted in accordance with safeguards imposed by the SEC on interfund lending programs.

  When one Portfolio lends money to another Portfolio, the lending Portfolio will be subject to the credit risk that the borrowing Portfolio may fail to repay the loan. However, the Portfolios presently face similar risks when lending money to unaffiliated companies. The Trustees believe that the risks presented by an interfund lending program will be minimal. If a Portfolio borrows or lends money through the program, the borrowing or lending activity must be consistent with the Portfolio's investment objective and investment policies.

  The Trustees have not decided whether to implement an interfund lending program for the Portfolios. However, in order to avoid the expense of another possible Shareholder meeting in the future to consider this issue, the Trustees are recommending that Shareholders approve an amendment to the Portfolios' fundamental investment policies at the Meeting to provide the flexibility for interfund lending.

  In order for the Portfolios to engage in an interfund lending program, regulatory approval of the SEC will also be required because, among other reasons, the program may be considered to be among affiliated parties. If the proposed amendments to the Portfolio's fundamental investment policies are approved by Shareholders, the proposed interfund lending program will be implemented only to the extent permitted by rule or by order of the SEC. If SEC permission is not granted, the Portfolios will not be able to implement the interfund lending program even though Shareholders have approved the proposal. No prediction can be made as to whether the SEC would grant such permission. It should be noted, however, that even if an interfund lending program is approved by Shareholders and the SEC, the Portfolios will retain the ability to borrow from banks.

  Other Changes. Under the proposed amended borrowing investment policy a Portfolio will be permitted to: (1) borrow from banks, affiliated investment companies and other persons (if permitted by the SEC) in amounts up to 33 1/3% of its total assets or such other percentage permitted by law; and (2) borrow up to an additional 5% of its total assets for temporary purposes. In addition, the amended borrowing policy states expressly that a Portfolio may obtain short-term credits as necessary for the clearance of portfolio securities transactions and may purchase securities on margin. A restriction in the Portfolios' current policy will be removed in order to allow the Portfolios to purchase securities when borrowings exceed 5% of the value of their assets. Finally, the amended policy expressly provides that a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

  These changes are intended to ensure that the Portfolios have the maximum borrowing flexibility allowed by law. It should be noted, however, that under the proposed amended policy, borrowings are not limited to extraordinary or emergency purposes or to enable the Trust to meet redemption requests, but may be used for investment leverage purposes. Leverage involves the risk that if the securities held by a Portfolio decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value of the securities.

  Current and Proposed Fundamental Investment Policies. The Portfolios' current fundamental investment policies relating to borrowing and lending are as follows:

    (1) Borrowing. No Portfolio may borrow money (other than pursuant to reverse repurchase agreements for each Portfolio except the Tax-Exempt Portfolio), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy: (1) the Government Select, Government and Diversified Assets Portfolios may not enter into reverse repurchase agreements exceeding aggregate one-third of their respective total assets; (2) the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios may not purchase securities on margin (except delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions); and (3) the International Bond, International Equity Index and International Growth Portfolios will not issue senior securities except as stated in their Prospectus or Statement of Additional Information.

    (2) Lending. No Portfolio may make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

  As amended, the Portfolios' fundamental investment policies relating to borrowing and lending will provide as follows:

    (1) Borrowing. No Portfolio may borrow money, except that to the extent permitted by applicable law (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

    (2) Lending. No Portfolio may make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) an interfund lending program with other affiliated funds.

                                 PROPOSAL 3(C)

                        INVESTMENT POLICY ON MORTGAGING
             (All Portfolios except the Mid Cap Growth Portfolio)

  To comply with state securities laws in effect at the time of their organization, the Portfolios adopted a fundamental investment policy limiting their ability to mortgage or pledge assets. More particularly, this policy provides that the Portfolios may not "mortgage, pledge, or hypothecate any assets (other than, excluding the Tax-Exempt Portfolio, pursuant to reverse repurchase agreements) except to secure permitted borrowings."

  The Trustees believe that because this investment policy is no longer required and is obsolete, the investment restriction should be eliminated.

                                 PROPOSAL 3(D)

                      INVESTMENT POLICY ON PUTS AND CALLS
 (All Portfolios except the Municipal, Mid Cap Growth and Small Company Growth
                                  Portfolios)

  To comply with state securities laws in effect at the time of their organization, most of the Portfolios also adopted a fundamental investment policy limiting their ability to write certain put and call options. More particularly, this policy provides that these Portfolios may not "write puts, calls or combinations thereof, except (for Portfolios other than the Government Select, Government Diversified Assets and Tax-Exempt Portfolios) for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Bond and International Growth Portfolios, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps (and in the case of the International Bond Portfolio's currency swaps) and pair-off transactions (except in the case of the International Bond and International Growth Portfolios)."

  This investment policy does not, however, apply to the following Portfolios that commenced operations after the time that states lost their authority to regulate mutual fund investments: Municipal Portfolio, Mid Cap Growth Portfolio and Small Company Growth Portfolio. In addition, this restriction does not apply to any type of option, futures contract, forward contract, short sale, swap or pair-off transaction unless it involves a put, call or combination thereof written by a Portfolio.

  The Trustees believe that because this investment policy is no longer required, is obsolete and is inconsistent with the investment policy of those Portfolios that have been recently organized, the investment restriction should be eliminated for all of the Portfolios.

                                 PROPOSAL 3(E)

                  INVESTMENT POLICY ON MUNICIPAL INVESTMENTS
                          (Tax-Exempt Portfolio Only)

  As a matter of fundamental policy, the Tax-Exempt Portfolio is required to derive at least 80% of its annual gross income from municipal instruments except in extraordinary circumstances. Municipal instruments are debt instruments, the interest on which is, in the opinion of counsel (if any), exempt from Federal income tax. The Trustees recommend that the Shareholders of the Tax-Exempt Portfolio approve the amendment of its fundamental policy to provide that this Portfolio will invest at least 80% of its net assets in municipal instruments.

  Northern Trust believes that this revision will simplify calculations of the Tax-Exempt Portfolio's holdings. A policy based upon a percentage of the Portfolio's net assets will be easier to monitor and control than a policy based upon a percentage of income since the Portfolio's income can vary due to a variety of factors. SHAREHOLDERS SHOULD NOTE THAT THE PROPOSED AMENDMENT TO THE TAX-EXEMPT PORTFOLIO'S FUNDAMENTAL POLICY DOES NOT INVOLVE ANY CHANGE IN THE INVESTMENT OBJECTIVE OF THE PORTFOLIO.

  The Board of Trustees recommends that Shareholders approve the proposal to amend the Tax-Exempt Portfolio's fundamental policy to provide as follows:

    As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Portfolio will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolio should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities.

                                 PROPOSAL 3(F)

      INVESTMENT POLICY ON ISSUERS WITH LESS THAN THREE YEARS OPERATIONS
                          (Tax-Exempt Portfolio Only)

  To comply with state securities laws in effect at the time of its organization, the Tax-Exempt Portfolio adopted a fundamental investment restriction which provides that this Portfolio may not "acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including the predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history." This restriction is no longer required, is obsolete and is inconsistent with the investment restrictions of all of the other Portfolios. Consequently, the Trustees recommend that it be eliminated.

Board of Trustees' Recommendation

  The Trustees believe that each proposed amendment to the Portfolios' fundamental investment policies will more clearly reflect current regulatory practice, will increase investment management flexibility and will clarify and simplify the policies.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDED INVESTMENT POLICIES.

Required Vote

  Approval of Proposals 3(A)-(F) as to each Portfolio requires the affirmative vote of a majority of the Shares of that Portfolio outstanding and entitled to vote. For this purpose, a majority of the outstanding Shares of a Portfolio means the vote of the lesser of (1) 67% or more of the Shares of the Portfolio present at the Meeting, if the holders of more than 50% of the Shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding Shares of the Portfolio (a "1940 Act Majority"). If a proposed amendment is not approved with respect to a Portfolio, the corresponding current fundamental investment policy will continue in effect unchanged for that Portfolio.

                            ADDITIONAL INFORMATION

Other Business

  As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Meeting

  A Proxy is revocable by a Shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal office), by executing a superseding Proxy or by attending the Meeting and voting in person. All valid Proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a Proxy and, if no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

  In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal(s). Any such adjournment will require the affirmative vote of a majority of the Shares of the Trust (or the affected Portfolio) present and voting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those Proxies required to be voted against any such proposal against any such adjournment. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement with respect to one or more Portfolios prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

  A third of the Shares entitled to vote will be a quorum for the transaction of business with respect to Proposals 1 and 2, and a majority of the Shares entitled to vote will be a quorum with respect to Proposals 3(A)-(F), but any lesser number will be sufficient for adjournments. Abstentions will be treated as Shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on a proposal has the same effect as a vote against proposals 2 and 3(A)-(F). If a broker or nominee holding Shares in "street name" indicates on the Proxy that it does not have discretionary authority to vote as to a particular proposal, those Shares will not be considered as present at the Meeting with respect to the proposal.

Accordingly, a "broker non-vote" may affect the Trust's ability to achieve a quorum at the Meeting, and will also have the same effect as a vote against Proposals 3(A)-(F).

  Appendix B hereto sets forth the persons who owned beneficially more than 5% of the Shares of any Portfolio as of [date], the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. (As shown in Appendix B, on the Record Date Northern Trust was the beneficial owner of a majority of the outstanding Shares of the various Portfolios because it possessed sole or shared voting power and/or investment power with respect to Shares on behalf of its customer accounts.) Northern Trust has advised the Trust that it intends to vote the Shares over which it has voting power "FOR" and "WITHHOLD ALL" in the election of each Trustee named in Proposal 1 in the same proportions as the total votes that are cast "FOR" and "WITHHOLD ALL" in such election by the other Shareholders of the Trust. Northern Trust has further advised the Trust that it intends to vote the Shares over which it has voting power "FOR" each of the other proposals listed in this Proxy Statement. (In certain instances, the votes cast by Northern Trust will be sufficient to approve the proposal regardless of the votes cast by other Shareholders of a Portfolio.)

Manner and Cost of Proxy Solicitation

  Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of Northern Trust, PFPC and by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Trust. Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting Proxies.

  Each Portfolio will bear its allocable portion of proxy solicitation expenses, including the cost of preparing and assembling materials used in connection with the solicitation of proxies. Northern Trust will bear all other mailing expenses associated with the solicitation of proxies and will reimburse correspondent banks, brokers and other similar record holders who have not entered into Shareholder Servicing Agreements for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

Shareholder Proposals

  Under Delaware law, the Trust is not required, nor does it intend, to hold annual meetings of Shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees holding office has been elected by the Shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding Shares). Any Shareholders desiring to present a proposal for consideration at the next meeting for Shareholders of their Portfolio must submit the proposal in writing so that it is received by the appropriate Portfolio within a reasonable time before any meeting.

Information About Distributor and Co-Administrator

  Northern Funds Distributors LLC, the Trust's Distributor, has offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PFPC Inc., the Trust's Co-Administrator, has offices at 4400 Computer Drive, Westborough, Massachusetts 01581.

Information About the Trust

  The Trust currently has its principal office at 50 South LaSalle Street, Chicago, Illinois 60675.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

January   , 2000

                                   APPENDIX A

  As of [date], each Portfolio had the following number of Shares outstanding:

           Outstanding
Portfolio    Shares
---------  -----------






                                  APPENDIX B

  As of [date], The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding Shares of each Portfolio as follows:

              Amount and Percentage of
                 Outstanding Shares
           -------------------------------
                              Percentage
Portfolio  Amounts of Shares of Shares (%)
---------  ----------------- -------------




  In addition, as of [date], the following persons or entities owned beneficially more than 5% of the outstanding Shares of the following
Portfolios:

                Amount and Percentage of
                   Outstanding Shares
             -------------------------------
Shareholder
Name and                        Percentage
Address      Amounts of Shares of Shares (%)
-----------  ----------------- -------------




                                  APPENDIX C

  As of November 30, 1999, the Nominees and officers of the Trust owned beneficially Shares of the Portfolios as set forth below:

                           Name of Beneficial
Portfolio                        Owner          Amount of Shares Percentage of Shares
---------                ---------------------- ---------------- --------------------
Tax-Exempt Portfolio.... Raymond E. George, Jr.     186,638                *

--------
* Less than 1% of the Portfolio's outstanding Shares.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   Registration                                     Valid Signatures
   ------------                                     ----------------
   CORPORATE ACCOUNTS
   (1) ABC Corp...................................  ABC Corp.
   (2) ABC Corp...................................  John Doe, Treasurer
   (3) ABC Corp.
    c/o John Doe, Treasurer.......................  John Doe
   (4) ABC Corp. Profit Sharing Plan..............  John Doe, Treasurer
   TRUST ACCOUNTS
   (1) ABC Trust..................................  Jane B. Doe, Trustee
   (2) Jane B. Doe,
    Trustee
    u/t/d 12/28/78................................  Jane B. Doe
   CUSTODIAL OR ESTATE ACCOUNTS
   (1) John B. Smith,
    Cust.
    f/b/o John B. Smith, Jr. UGMA.................  John B. Smith
   (2) John B. Smith..............................  John B. Smith, Jr., Executor

                              [PRELIMINARY COPY]
                          VOTE THIS PROXY CARD TODAY

                         NORTHERN INSTITUTIONAL FUNDS
                            50 SOUTH LASALLE STREET
                           CHICAGO, ILLINOIS  60675

                          [Individual Portfolio Name]
                        SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE TRUST TO
BE HELD ON MARCH 21, 2000 AT 9:30 A.M. (CHICAGO TIME) IN THE OFFICES LOCATED
AT _________________________________.

The undersigned hereby appoints __________________ and __________________ and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all shares of beneficial interest of the Portfolio held of record by the undersigned on the record date for the Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.



Proposal 1
Election of Trustees
     [_]  FOR all nominees listed below (except    [_] WITHHOLD AUTHORITY to vote
          as marked to the contrary below).            for all nominees listed below.

     INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through his or her name in the list below:

     Richard G. Cline, Edward J. Condon, Jr., Wesley M. Dixon, Jr., William J. Dolan, Jr.,
     John W. English, Raymond E. George, Jr., Sandra Polk Guthman, Michael E. Murphy, Mary
     Jacobs Skinner, William H. Springer, Richard P. Strubel, Stephen B. Timbers.

                                                                                          FOR  AGAINST  ABSTAIN
Proposal 2
To ratify or reject the selection of Ernst & Young LLP as the Trust's independent         [_]     [_]     [_]
accountants for its fiscal year ending November 30, 2000.
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



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
                                                                                          FOR  AGAINST  ABSTAIN
Proposals 3(A)-(F)
To approve amendments to the fundamental investment policies of the specified
Portfolios:

     A)  With respect to all Portfolios except the Small Company Growth and Mid Cap       [_]    [_]    [_]
         Growth Portfolios, the investment policy on commodities;

     B)  With respect to all Portfolios except the Municipal, Small Company Growth and    [_]    [_]    [_]
          Mid Cap Growth Portfolios, the investment policies on borrowing and lending;

     C)  With respect to all Portfolios except the Mid Cap Growth Portfolios, the         [_]    [_]    [_]
         investment policy on mortgaging;

     D)  With respect to all Portfolios except the Municipal, Small                       [_]    [_]    [_]
         Company Growth and Mid Cap Growth Portfolios, the investment policy on puts and calls;

     E)  With respect to the Tax-Exempt Portfolio only, the investment policy on          [_]    [_]    [_]
         municipal investment; and

     F)  With respect to the Tax-Exempt Portfolio only, the investment policy on issuers  [_]    [_]    [_]
         with less than three years operations.
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THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT DATED JANUARY __, 2000.
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
                                                             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                             PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                             |-------------------------------------------------|
                                                             |                                                 |
                                                             |-------------------------------------------------|
                                                                   Signature(s), (Title(s), if applicable)

                                                             Please sign above exactly as name(s) appear(s) hereon.
                                                             Corporate or partnership proxies should be signed in
                                                             full corporate or partnership name by an authorized
                                                             officer.  Each joint owner should sign personally.  When
                                                             signing as a fiduciary, please give full title as such.

                                                             DATE:____________________, 2000

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